Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Mulvey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Maxus Technology Corporation on Form 10-KSB for the fiscal year ended November 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Maxus Technology Corporation .


Date: April 5, 2005                     By: /s/  PATRICK MULVEY
                                            -------------------------
                                            Name:  Patrick Mulvey
                                            Title: Chief Executive Officer


I, James S. Ross, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Maxus Technology Corporation on Form 10-KSB for the fiscal year ended November 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Maxus Technology Corporation.

Date: April 5, 2005                     By: /s/  JAMES  S. ROSS
                                            --------------------------
                                            Name:  James  S. Ross
                                            Title: Chief  Financial  Officer